UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 12, 2007 (September 11, 2007)

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 11, 2007, the Board of Directors of Barnes & Noble, Inc. (the “Company”) amended the Company’s Amended and Restated By-Laws to permit the issuance and transfer of Company shares in accordance with the electronic Direct Registration System (“DRS”) administered by the Depository Trust Company. The rules of the New York Stock Exchange require the Company to be eligible for DRS by January 1, 2008.

A copy of the amendment is attached as Exhibit 3.6 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
3.6	Amendment to Amended and Restated By-Laws, effective September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

	By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: October 12, 2007

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

3.6	Amendment to Amended and Restated By-Laws, effective September 11, 2007

4